April 26, 2018

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Summary Prospectus and Prospectus
dated March 1, 2018

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Gotham Asset Management, LLC (Gotham) as an additional subadviser to the fund, effective on or about May 14, 2018 (the Effective Date).  In addition, the Sub-Investment Advisory Agreement between The Dreyfus Corporation, the fund's investment adviser, and Longhorn Capital Partners, L.P. (Longhorn) has been terminated, effective May 12, 2018.

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Cramer Rosenthal McGlynn, LLC (CRM), Dalton Investments LLC (Dalton), Ramius Advisors, LLC (Ramius), Sirios Capital Management, L.P. (Sirios), Three Bridges Capital, LP (Three Bridges) and Gotham.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 24% to CRM, 21% to Sirios, 19% to Three Bridges, 16% to Dalton, 10% to Ramius and 10% to Gotham.  The portion of the fund's assets previously allocated to Longhorn (approximately 5% of the fund's assets) was re-allocated to the other subadvisers.  The target percentage of the fund's assets to be allocated to Gotham, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Gotham invests, under normal circumstances, in long and short positions of equity securities, primarily large-cap U.S. common stocks.  Gotham generally takes long positions in securities that it believes to be undervalued and short positions in securities that it believes to be overvalued, based on Gotham's analysis of the issuer's financial reports and market valuation.  Gotham may invest in companies of any size and it is anticipated that the portion of the fund's portfolio managed by Gotham will hold several hundred long positions and a similar number of short positions.

Gotham seeks to capitalize on pricing inefficiencies in the market by employing a systematic, bottom-up, valuation approach based on Gotham's proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

•         Researching and analyzing each company in Gotham's coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

•         Identifying and excluding companies that do not conform to Gotham's valuation methodology or companies judged by Gotham to have questionable financial reporting;

•         Updating the analysis for earning releases, annual and quarterly company financial reports and other corporate filings; and

•         Recording analysis in a centralized database enabling Gotham to compare companies and identify longs and shorts based on Gotham's assessment of value.

Generally, long positions are weighted towards those stocks that are priced at the largest discount to Gotham's assessment of value.  Similarly, short positions generally are weighted towards those stocks trading at the largest premium to Gotham's measures of value.  Gotham's portfolio risk management includes considerations of liquidity and diversification.  Gotham will rebalance, generally daily, the fund's portfolio managed by it to maintain exposure levels, manage risk and reposition the portfolio to reflect earnings releases and other new information related to particular companies.  Because Gotham generally rebalances its long and short positions on a daily basis, the portion of the fund's portfolio managed by Gotham may experience a high portfolio turnover rate.

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Gotham, 535 Madison Avenue, 30th Floor, New York, New York 10022, is a registered investment adviser formed in 2008.  As of the Effective Date, Joel Greenblatt and Robert Goldstein are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Gotham.  Messrs. Greenblatt and Goldstein are Managing Principals and Co-Chief Investment Officers of Gotham.  As of March 31, 2018, Gotham had approximately $5.3 billion in assets under management.

April 26, 2018

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated July 27, 2017, as revised or amended August 31, 2017,

September 29, 2017, December 29, 2017, February 1, 2018, March 1, 2018

and March 29, 2018

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Sub-Investment Advisory Agreement between the Manager and Longhorn, a subadviser to the fund, has been terminated, effective May 12, 2018.  In addition, the Manager has engaged Gotham Asset Management, LLC ("Gotham" and collectively with CRM, Dalton, Ramius, Sirios and Three Bridges, the "Sub-Advisers") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Gotham, effective on or about May 14, 2018.

Gotham is a Delaware limited liability company formed in 2008.  Gotham is located at 535 Madison Avenue, 30th Floor, New York, New York 10022.  Joel Greenblatt and Robert Goldstein are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Gotham.  As of March 31, 2018, Gotham had approximately $5.3 billion in assets under management.

Joel Greenblatt and Robert Goldstein are deemed to control Gotham through their control of Gotham Asset Management Holdings, LP, which owns 100% of Gotham and as Managing Principals of Gotham.

Portfolio Manager Compensation − Gotham.   The portfolio managers do not earn a salary for their management of the portion of the fund's portfolio that is managed by Gotham.  Each portfolio manager owns an equity interest in the parent of Gotham and is therefore entitled to receive a share of Gotham's profits.  To the extent that serving as a subadviser to the fund increases Gotham's profits, the portfolio managers will be compensated based on their equity interests in the parent of Gotham.

Additional Information About the Portfolio Managers.  The following table lists the number and types of accounts advised by Messrs. Greenblatt and Goldstein, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Gotham, and assets under management in those accounts as of March 31, 2018:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Joel Greenblatt (Gotham)	22	$2.964B	32	$1.773B	11	$752.7M
Robert Goldstein (Gotham)	22	$2.964B	32	$1.773B	11	$752.7M

Grp5-SAISTK-0418

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Joel Greenblatt (Gotham)	Other Pooled Investment Vehicles Other Accounts	11 4	$1.326B $478.3M
Robert Goldstein (Gotham)	Other Pooled Investment Vehicles Other Accounts	11 4	$1.326B $478.3M

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.